Exhibit 10.28

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) dated as of January 9, 2015, is made by and among CITY CENTER LAND COMPANY, LLC, a Hawaii limited liability company, CITY CENTER, LLC, a Hawaii limited liability company (collectively, “Seller”) and U. YAMANE, LIMITED, a Hawaii corporation (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement dated December 29, 2014 (“Agreement”), pursuant to which Seller has agreed to sell and Buyer has agreed to buy the Property, as more particularly described in the Agreement;

WHEREAS, Seller and Buyer hereby agree to amend the terms of the Agreement on the terms and conditions set forth below.

NOW, THEREFORE, for other good and valuable consideration, the parties hereto agree as follows:

1.     Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings assigned thereto in the Agreement.

2.     Amendments. The Agreement is amended as follows:

(a)     Purchase Price. Section 2(a) of the Agreement is amended by the deletion of the first sentence in Section 2(a) and the substitution of the following new sentence:

“(a)     Purchase Price. The purchase price (the “Purchase Price”) to be paid by Buyer for the Property shall be EIGHT MILLION NINE HUNDRED THOUSAND AND NO/100 U.S. DOLLARS (U.S. $8,900,000.00).”

(b)     Schedule “2(c)”. Schedule “2(c)” is amended by deleting Schedule “2(c)” in its entirety and by substituting, in lieu thereof, the Schedule “2(c)” attached to this Amendment.

3.     Entire Agreement. The Agreement, as modified by this Amendment, constitutes the entire agreement between the parties hereto with respect to the transactions contemplated by the Agreement, and supersedes all prior discussions, understandings or agreements between the parties other than the Confidentiality Agreement. Except as set forth in this Amendment, all of the terms and provisions of the Agreement shall remain unmodified and in full force and effect.

4.     Counterparts and Facsimile Signatures. This Amendment may be executed in any number of counterparts, and all counterparts shall collectively constitute a single agreement. The submission of a party's signature transmitted by facsimile (or similar electronic transmission facility) shall be considered an original signature for purposes of this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

CITY CENTER LAND COMPANY, LLC
a Hawaii limited liability company

By Pacific Office Properties, L.P.
a Delaware limited partnership
Its Member

By Pacific Office Properties Trust, Inc.
a Maryland corporation
Its General Partner

By /s/ Lawrence J. Taff
Name: Lawrence J. Taff
Its: President

CITY CENTER, LLC
a Hawaii limited liability company

By Pacific Office Properties, L.P.
a Delaware limited partnership
Its Member

By Pacific Office Properties Trust, Inc.
a Maryland corporation
Its General Partner

By /s/ Lawrence J. Taff
Name: Lawrence J. Taff
Its: President

Seller

U. YAMANE, LIMITED,
a Hawaii corporation

By: /s/ Steven Yamane
Name: Steven Yamane
Title: President

Buyer

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